Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit Parties and their consolidated subsidiaries (the “Oz Operating Group”) as of and for the year ended December 31, 2017. The Oz Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Oz Operating Group has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the U.S. Securities and Exchange Commission on February 23, 2018.

	December 31, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$458,300	$—	$11,213	469,513
Investments	258,714	(19,740)	—	238,974
Income and fees receivable	354,456	—	—	354,456
Due from related parties	65,666	—	(37,464)	28,202
Deferred income tax assets	1,921	—	373,309	375,230
Other assets, net	116,327	—	34	116,361
Assets of consolidated funds:
Investments of consolidated funds, at fair value	—	43,366	—	43,366
Other assets of consolidated funds	—	13,331	—	13,331
Total Assets	$1,255,384	$36,957	$347,092	1,639,433

Liabilities and Shareholders' Equity
Liabilities
Compensation payable	$208,639	$—	$—	$208,639
Unearned incentive	143,710	—	—	143,710
Due to related parties	1,564	—	279,991	281,555
Debt obligations	569,379	—	—	569,379
Other liabilities	74,868	—	254	75,122
Liabilities of consolidated funds:
Other liabilities of consolidated funds	—	11,340	—	11,340
Total Liabilities	998,160	11,340	280,245	1,289,745

Redeemable Noncontrolling Interests	420,000	25,617	—	445,617

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,753,988	—	(9,651,914)	3,102,074
Accumulated deficit	(12,920,875)	—	9,364,970	(3,555,905)
Shareholders' deficit attributable to Class A Shareholders	(166,887)	—	(286,944)	(453,831)
Shareholders' equity attributable to noncontrolling interests	4,111	—	353,791	357,902
Total Shareholders' (Deficit) Equity	(162,776)	—	66,847	(95,929)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$1,255,384	$36,957	$347,092	1,639,433

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.

	Year Ended December 31, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	319,460	(2)	—	319,458
Incentive income	528,000	—	—	528,000
Other revenues	6,965	(190)	2	6,777
Income of consolidated funds	—	4,102	—	4,102
Total Revenues	854,425	3,910	2	858,337

Expenses
Compensation and benefits	436,549	—	—	436,549
Interest expense	23,191	—	—	23,191
General, administrative and other	152,066	—	5	152,071
Expenses of consolidated funds	—	9,391	—	9,391
Total Expenses	611,806	9,391	5	621,202

Other Income
Changes in tax receivable agreement liability	(20,394)	—	243,253	222,859
Net gains on investments in funds and joint ventures	4,789	(1,324)	—	3,465
Net gains of consolidated funds	—	8,472	—	8,472
Total Other (Loss) Income	(15,605)	7,148	243,253	234,796

Income Before Income Taxes	227,014	1,667	243,250	471,931
Income taxes	3,407	—	314,152	317,559
Consolidated and Total Comprehensive Net Income (Loss)	223,607	1,667	(70,902)	154,372
Less: Income attributable to noncontrolling interests	(900)	—	(130,730)	(131,630)
Less: Income attributable to redeemable noncontrolling interests	—	(1,667)	—	(1,667)
Net Income (Loss) Attributable to Och-Ziff Capital Management Group LLC	222,707	—	(201,632)	21,075
Less: Change in redemption value of Preferred Units	(7,446)	—	4,593	(2,853)
Net Income (Loss) Attributable to Class A Shareholders	215,261	—	(197,039)	18,222

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.